EXHIBIT 99.9

                                 MORGAN STANLEY
                                  IXIS 2005-HE4
                                   All records
                                  3,863 records
                              Balance: 700,120,396

Table of Contents

1. Purpose
2. Range of Combined Original LTV Ratios (%)
3. Documentation Level
4. Geographic Distribution by State

1. Purpose

----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate   Weighted    Weighted   Weighted
                                                  Number      Cut-off     Cut-off     Average    Average     Average    Weighted
                                                    of         Date         Date       Gross    Remaining   Combined    Average
                                                 Mortgage    Principal   Principal   Interest      Term     Original      FICO
Purpose                                           Loans     Balance ($)   Balance    Rate (%)    (months)      LTV       Score
----------------------------------------------------------------------------------------------------------------------------------
Purchase                                             1,889   319,189,748      45.59       7.559        351       82.90        652
----------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate Term                                  174    33,595,791       4.80       7.652        355       81.24        609
----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                  1,800   347,334,857      49.61       7.631        354       76.84        605
----------------------------------------------------------------------------------------------------------------------------------
Total:                                               3,863   700,120,396     100.00       7.599        353       79.81        627
----------------------------------------------------------------------------------------------------------------------------------

2. Range of Combined Original LTV Ratios (%)

----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate   Weighted    Weighted   Weighted
                                                  Number      Cut-off     Cut-off     Average    Average     Average    Weighted
                                                    of         Date         Date       Gross    Remaining   Combined    Average
                                                 Mortgage    Principal   Principal   Interest      Term     Original      FICO
Range of Combined Original LTV Ratios (%)         Loans     Balance ($)   Balance    Rate (%)    (months)      LTV       Score
----------------------------------------------------------------------------------------------------------------------------------
<= 10.00                                                 1       149,810       0.02       8.300        358       10.00        548
----------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                                            3       221,127       0.03       7.768        356       12.33        578
----------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                                            4       362,510       0.05       7.784        358       19.38        649
----------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                                           10       796,155       0.11       8.436        357       22.36        569
----------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                                           19     2,022,259       0.29       8.143        357       27.12        581
----------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                                           18     3,102,906       0.44       7.903        357       33.00        559
----------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                                           25     2,992,347       0.43       8.194        354       38.36        581
----------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                                           28     3,648,426       0.52       7.949        343       43.11        596
----------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                                           36     6,690,411       0.96       7.798        357       48.02        589
----------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                                           56     8,387,081       1.20       7.559        354       52.82        591
----------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                                           71    12,224,771       1.75       7.924        354       58.36        583
----------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                                          117    22,334,886       3.19       7.470        353       63.62        601
----------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                                          200    37,839,720       5.40       7.994        356       68.83        586
----------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                                          262    55,581,753       7.94       7.609        356       74.01        594
----------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                                        1,547   321,008,751      45.85       7.149        356       79.82        644
----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                                          308    59,303,152       8.47       7.761        356       84.56        596
----------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                                          494    97,358,151      13.91       7.761        356       89.60        629
----------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                                          198    30,449,604       4.35       8.325        349       94.63        637
----------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                                         466    35,646,575       5.09       9.651        300       99.83        658
----------------------------------------------------------------------------------------------------------------------------------
Total:                                               3,863   700,120,396     100.00       7.599        353       79.81        627
----------------------------------------------------------------------------------------------------------------------------------

Minimum: 10.00
Maximum: 100.00
Weighted Average: 79.81

3. Documentation Level

----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate   Weighted    Weighted   Weighted
                                                  Number      Cut-off     Cut-off     Average    Average     Average    Weighted
                                                    of         Date         Date       Gross    Remaining   Combined    Average
                                                 Mortgage    Principal   Principal   Interest      Term     Original      FICO
Documentation Level                               Loans     Balance ($)   Balance    Rate (%)    (months)      LTV       Score
----------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                                 1,750   356,398,400      50.91       7.714        352       79.07        641
----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                   2,044   328,286,649      46.89       7.491        354       80.43        611
----------------------------------------------------------------------------------------------------------------------------------
Limited Documentation                                   69    15,435,347       2.20       7.224        349       83.63        630
----------------------------------------------------------------------------------------------------------------------------------
Total:                                               3,863   700,120,396     100.00       7.599        353       79.81        627
----------------------------------------------------------------------------------------------------------------------------------

4. Geographic Distribution by State

----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate   Weighted    Weighted   Weighted
                                                  Number      Cut-off     Cut-off     Average    Average     Average    Weighted
Geographic                                          of         Date         Date       Gross    Remaining   Combined    Average
Distribution                                     Mortgage    Principal   Principal   Interest      Term     Original      FICO
by State                                          Loans     Balance ($)   Balance    Rate (%)    (months)      LTV       Score
----------------------------------------------------------------------------------------------------------------------------------
Alabama                                                 17     1,318,106       0.19       9.603        357       87.70        577
----------------------------------------------------------------------------------------------------------------------------------
Arizona                                                118    20,511,181       2.93       7.581        354       79.27        623
----------------------------------------------------------------------------------------------------------------------------------
Arkansas                                                16     1,034,173       0.15       9.331        356       87.82        607
----------------------------------------------------------------------------------------------------------------------------------
California                                             578   160,617,027      22.94       7.002        351       78.44        643
----------------------------------------------------------------------------------------------------------------------------------
Colorado                                                66     9,624,711       1.37       7.164        349       83.78        647
----------------------------------------------------------------------------------------------------------------------------------
Connecticut                                             68    11,597,432       1.66       7.893        351       79.44        601
----------------------------------------------------------------------------------------------------------------------------------
Delaware                                                14     1,889,621       0.27       8.135        357       75.60        619
----------------------------------------------------------------------------------------------------------------------------------
District of Columbia                                    13     2,901,827       0.41       7.774        357       76.57        600
----------------------------------------------------------------------------------------------------------------------------------
Florida                                                460    79,562,958      11.36       7.717        351       80.23        625
----------------------------------------------------------------------------------------------------------------------------------
Georgia                                                108    15,093,976       2.16       8.150        351       84.13        629
----------------------------------------------------------------------------------------------------------------------------------
Hawaii                                                  13     3,748,914       0.54       7.132        356       73.01        635
----------------------------------------------------------------------------------------------------------------------------------
Idaho                                                   51     6,157,944       0.88       7.635        356       79.76        622
----------------------------------------------------------------------------------------------------------------------------------
Illinois                                               135    23,155,484       3.31       7.694        352       82.91        631
----------------------------------------------------------------------------------------------------------------------------------
Indiana                                                 48     4,503,737       0.64       8.339        353       82.49        615
----------------------------------------------------------------------------------------------------------------------------------
Iowa                                                    52     4,939,025       0.71       8.958        352       85.85        591
----------------------------------------------------------------------------------------------------------------------------------
Kansas                                                  48     4,179,420       0.60       8.208        353       82.42        623
----------------------------------------------------------------------------------------------------------------------------------
Kentucky                                                17     2,797,434       0.40       8.275        355       83.42        629
----------------------------------------------------------------------------------------------------------------------------------
Louisiana                                               31     2,701,989       0.39       8.499        350       86.93        610
----------------------------------------------------------------------------------------------------------------------------------
Maine                                                    5       674,417       0.10       7.588        357       80.00        636
----------------------------------------------------------------------------------------------------------------------------------
Maryland                                               171    38,118,153       5.44       7.697        355       80.45        624
----------------------------------------------------------------------------------------------------------------------------------
Massachusetts                                          112    25,042,643       3.58       7.680        354       77.19        636
----------------------------------------------------------------------------------------------------------------------------------
Michigan                                               101    12,100,265       1.73       8.372        354       81.98        603
----------------------------------------------------------------------------------------------------------------------------------
Minnesota                                               23     3,303,413       0.47       7.881        357       83.57        631
----------------------------------------------------------------------------------------------------------------------------------
Mississippi                                             39     3,050,228       0.44       8.851        357       84.95        597
----------------------------------------------------------------------------------------------------------------------------------
Missouri                                                92     8,571,303       1.22       8.277        355       82.84        600
----------------------------------------------------------------------------------------------------------------------------------
Montana                                                  5       500,230       0.07       7.789        357       83.72        581
----------------------------------------------------------------------------------------------------------------------------------
Nebraska                                                15     1,998,261       0.29       7.923        356       83.33        647
----------------------------------------------------------------------------------------------------------------------------------
Nevada                                                  88    18,613,100       2.66       7.518        354       80.78        625
----------------------------------------------------------------------------------------------------------------------------------
New Hampshire                                           18     3,586,472       0.51       7.601        356       78.67        649
----------------------------------------------------------------------------------------------------------------------------------
New Jersey                                             194    45,267,972       6.47       7.859        354       76.32        610
----------------------------------------------------------------------------------------------------------------------------------
New Mexico                                              21     2,343,661       0.33       7.787        353       78.91        611
----------------------------------------------------------------------------------------------------------------------------------
New York                                               155    43,497,053       6.21       7.364        355       75.71        627
----------------------------------------------------------------------------------------------------------------------------------
North Carolina                                          58     6,364,198       0.91       8.170        355       80.69        629
----------------------------------------------------------------------------------------------------------------------------------
North Dakota                                             4       328,995       0.05       8.603        357       79.51        597
----------------------------------------------------------------------------------------------------------------------------------
Ohio                                                    71     7,130,222       1.02       7.972        354       87.39        614
----------------------------------------------------------------------------------------------------------------------------------
Oklahoma                                                36     3,411,406       0.49       8.125        356       82.22        621
----------------------------------------------------------------------------------------------------------------------------------
Oregon                                                  44     8,030,794       1.15       7.036        354       79.08        630
----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                                           145    15,216,207       2.17       8.219        355       82.63        615
----------------------------------------------------------------------------------------------------------------------------------
Rhode Island                                            52    10,508,636       1.50       7.791        351       79.60        626
----------------------------------------------------------------------------------------------------------------------------------
South Carolina                                          31     3,100,049       0.44       8.206        348       81.56        606
----------------------------------------------------------------------------------------------------------------------------------
Tennessee                                              102    11,261,661       1.61       8.249        355       81.70        605
----------------------------------------------------------------------------------------------------------------------------------
Texas                                                  137    19,692,166       2.81       7.963        352       83.02        624
----------------------------------------------------------------------------------------------------------------------------------
Utah                                                    15     2,218,054       0.32       7.490        357       79.36        601
----------------------------------------------------------------------------------------------------------------------------------
Virginia                                               138    26,854,088       3.84       7.669        352       80.34        614
----------------------------------------------------------------------------------------------------------------------------------
Washington                                              96    17,655,475       2.52       7.148        355       81.03        643
----------------------------------------------------------------------------------------------------------------------------------
West Virginia                                           12     1,670,483       0.24       8.543        356       88.77        649
----------------------------------------------------------------------------------------------------------------------------------
Wisconsin                                               26     3,424,890       0.49       8.032        354       80.63        605
----------------------------------------------------------------------------------------------------------------------------------
Wyoming                                                  4       250,942       0.04       8.545        347       82.76        589
----------------------------------------------------------------------------------------------------------------------------------
Total:                                               3,863   700,120,396     100.00       7.599        353       79.81        627
----------------------------------------------------------------------------------------------------------------------------------

Number of States Represented: 48

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.